UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 1, 2005


                              WHIRLPOOL CORPORATION
               (Exact name of registrant as Specified in Charter)


          DELAWARE                       1-3932                  38-1490038
(State or Other Jurisdiction        (Commission File           (IRS Employer
    of Incorporation)                    Number)             Identification No.)


 2000 M63 NORTH, BENTON HARBOR, MICHIGAN                          49022-2692
(Address of Principal Executive Offices)                          (Zip Code)


                                 (269) 923-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

         On December 1, 2005, Whirlpool Corporation and Maytag Corporation issued a joint press release. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         Press release dated December 1, 2005.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WHIRLPOOL CORPORATION

Date: December 1, 2005                       By: /s/ Robert T. Kenagy
                                                 -----------------------------
                                                 Name: Robert T. Kenagy
                                                 Title: Corporate Secretary





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                                  EXHIBIT INDEX



99.1     Press Release dated December 1, 2005.